EXHIBIT 10.31

AMENDMENT NO. 2 dated as of January 26, 2006 (this "Amendment"), to the Credit Agreement dated as of October 6, 2005 (the "Credit Agreement"), among THE NEIMAN MARCUS GROUP, INC., a Delaware corporation (the "Borrower"), NEWTON ACQUISITION, INC., a Delaware corporation ("Holdings"), each subsidiary of the Borrower from time to time party thereto, the Lenders (as defined in Article I of the Credit Agreement), and CREDIT SUISSE, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders.

    Pursuant to the Credit Agreement, the Lenders have made loans to the Borrower.

    The Borrower and the Lenders have agreed to amend the Credit Agreement as set forth herein.

    Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. (a) Section 2.09(a) of the Credit Agreement is hereby amended by:

    inserting the words "five (5) Business Days after" immediately prior to the words "the earlier of" in the first line thereof;

    inserting "(A)" immediately prior to the words "50% of Excess Cash Flow" in the fifth line thereof;

    inserting the following immediately prior to the semicolon in the fifth line thereof: "minus (B) the amount of any prepayments of Loans made pursuant to Section 2.08 during such fiscal year, except to the extent that such prepayments were (1) deducted in determining the amount of Excess Cash Flow for such fiscal year or (2) financed with the proceeds of other Indebtedness of the Borrower or its Restricted Subsidiaries"; and

    deleting the words "the amount of such prepayment" in the fifth and sixth lines thereof and substituting therefor the words "(i) such percentage of Excess Cash Flow."

(b) Section 2.09(b) of the Credit Agreement is hereby amended by (i) deleting the words "to the extent practicable," in the third line thereof and (ii) deleting the words "three (3) days" in the fourth line thereof and substituting therefor the words "five (5) Business Days".

(c) Section 2.09 of the Credit Agreement is hereby amended by adding the following new paragraph at the end thereof:

"(c) Any Lender may elect, by notice to the Agent at or prior to the time and in the manner specified by the Agent, prior to any prepayment of Loans required to be made by the Borrower pursuant to this Section, to decline all (but not a portion) of its pro rata share of such prepayment (such declined amounts, the "Declined Proceeds"). Any Declined Proceeds shall be offered by the Agent to the Lenders not so declining such prepayment (with such Lenders having the right to decline any prepayment with Decline Proceeds at the time and in the manner specified by the Agent). To the extent such Lenders elect to decline their pro rata shares of such Declined Proceeds, such remaining Declined Proceeds shall not be subject to prepayment pursuant to this Section and may be retained by the Borrower. The Agent shall notify the Borrower of the amount of such remaining Declined Proceeds as promptly as practicable and, in any event, no later than one (1) Business Day prior to the date on which such prepayment is required to be made by the Borrower pursuant to this Section. Notwithstanding anything to the contrary contained in this Section, (i) prepayments of outstanding Loans pursuant to this Section shall be allocated ratably among the Lenders that accept the same and (ii) if at the time of any prepayment pursuant to this Section there shall be outstanding Borrowings of different Types or LIBOR Rate Loans with different Interest Periods, and if some but not all of the Lenders have accepted such prepayment, then the aggregate amount of such prepayment shall be allocated ratably to each outstanding Borrowing of the accepting Lenders."

SECTION 2. Effectiveness. This Amendment shall become effective as of the date set forth above on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

SECTION 3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 4. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

THE NEIMAN MARCUS GROUP, INC.,

By /s/ Nelson A. Bangs
Name: Nelson A. Bangs Title: Senior Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,
By /s/ Robert Hetu
Name: Robert Hetu Title: Managing Director
By /s/ Cassandra Droogan
Name: Cassandra Droogan Title: Vice President

Name of Lender:	ACA CLO 2005-1, Limited By: ACA Management, LLC as Investment Advisor
By: /s/ Vincent Ingato
Name: Vincent Ingato Title: Managing Director

Name of Lender:	AIG Bank Loan Fund Ltd. By: AIG Global Investment Corp. its Investment Manager
By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter Title: Managing Director
Name of Lender:	AIM Floating Rate Fund By: INVESCO Senior Secured Management, Inc. As Sub-Advisor
By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:

Alaska State Pension Investment Board
AVAYA INC MASTER PENSION TRUST

BRIGGS & STRATTON RETIREMENT PLAN

JPMorgan Chase 401(K) Savings Plan

MACKAY SHIELDS STATUTORY TRUST - High Yield Corporate Bond Series

Federal Insurance Company

EA/Mackay High Yield Cayman Unit Trust

Fondation Lucie Et Andre Chagnon

EMPLOYEES' RETIREMENT FUND OF THE CITY OF FORT WORTH

ILLINOIS MUNICIPAL RETIREMENT FUND

LEXINGTON-FAYETTE URBAN COUNTY GOVERNMENT

POLICEMEN'S AND FIREFIGHTERS' RETIREMENT FUND

THE 1199 HEALTH CARE EMPLOYEES PENSION FUND

Employees' Retirement System of Rhode Island

HOUSTON POLICE OFFICERS' PENSION SYSTEM

CITY OF MEMPHIS RETIREMENT SYSTEM

Columbia Funds Master Investment Trust - Columbia High Income Bond Master Portfolio

Nations Separate Account Trust - High Yield Bond Portfolio

Board of Fire and Police Pension Commissioners of the City of Los Angeles

By:

THE MAINSTAY FUNDS, ON BEHALF OF ITS HIGH YIELD CORPORATE BOND FUND SERIES

MainStay Diversified Income Fund

MAINSTAY VP SERIES FUND, INC. ON BEHALF OF ITS HIGH YIELD CORPORATE BOND PORTFOLIO

Rohm and Haas Defined Benefit Master Trust

FIRE & POLICE PENSION FUND, SAN ANTONIO

Southern California United Food & Commercial Workers Unions and Food Employers Joint Pension Trust Fund

Tennessee Valley Authority Master Decommissioning Trust

THE FINANCE COMMITTEE OF BOARD OF TRUSTEES OF THE WRITERS' GUILD INDUSTRY HEALTH FUND

MacKay Shields LLC
Its Investment Advisor

By: /s/ Lucille Protas
Name: Lucille Protas Title: Senior Managing Director
Name of Lender:	By: Alzette European CLO S.A. INVESCO Senior Secured Management, Inc. as Collateral Manager
By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	AMMC CLO III, Limited By: American Money Management Corp., as Collateral Manager
By: /s/ Chester M. Eng
Name: Chester M. Eng Title: Senior Vice President
Name of Lender:	AMMC CLO IV, Limited By: American Money Management Corp., as Collateral Manager
By: /s/ Chester M. Eng
Name: Chester M. Eng Title: Senior Vice President
Name of Lender:	AMMC CLO V, Limited By: American Money Management Corp., as Collateral Manager
By: /s/ Chester M. Eng
Name: Chester M. Eng Title: Senior Vice President
Name of Lender:	Apidos CDO I By: Apidos Capital Management, LLC its Investment Advisor
By: /s/ Anne McCarthy
Name: Anne McCarthy Title: Senior Analyst and Senior VP
Name of Lender:	Apidos CDO II By: Apidos Capital Management, LLC its Investment Advisor
By: /s/ Anne McCarthy
Name: Anne McCarthy Title: Senior Analyst and Senior VP
Name of Lender:	Apidos CDO III By: Apidos Capital Management, LLC its Investment Advisor
By: /s/ Anne McCarthy
Name: Anne McCarthy Title: Senior Analyst and Senior VP
Name of Lender:	Ares V CLO Ltd.
By: Ares CLO Management V, L.P., Investment Manager
By: Ares CLO GP V, LLC, Its Managing Member
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky Title: Vice President
Name of Lender:	Ares VI CLO Ltd.
By: Ares CLO Management VI, L.P., Investment Manager
By: Ares CLO GP VI, LLC, Its Managing Member
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky Title: Vice President
Name of Lender:	Ares VII CLO Ltd.
By: Ares CLO Management VII, L.P., Investment Manager
By: Ares CLO GP VII, LLC, Its General Partner
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky Title: Vice President
Name of Lender:	Ares IIR CLO Ltd.
By: Ares CLO Management IIR, L.P., Investment Manager
By: Ares CLO GP IIR, LLC, Its General Partner
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky Title: Vice President
Name of Lender:	Ares VIII CLO Ltd.
By: Ares CLO Management VIII, L.P., Investment Manager
By: Ares CLO GP VIII, LLC, Its General Partner
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky Title: Vice President
Name of Lender:	Ares IX CLO Ltd.
By: Ares CLO Management IX, L.P., Investment Manager
By: Ares CLO GP IX, LLC, Its General Partner
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky Title: Vice President
Name of Lender:	Ares X CLO Ltd.
By: Ares CLO Management X, L.P., Investment Manager
By: Ares CLO GP X, LLC, Its General Partner
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky Title: Vice President
Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.
By: Ares Enhanced Loan Management, L.P., Investment Manager
By: Ares Enhanced Loan GP, LLC Its General Partner
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky Title: Vice President
Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.
By: Ares Enhanced Loan Management II, L.P., Investment Manager
By: Ares Enhanced Loan GP II, LLC Its General Partner
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky Title: Vice President
Name of Lender:	Atlas Loan Funding (Navigator), LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC Its Investment Manager
By: /s/ Bryan P. McGrath
Name: Bryan P. McGrath Title: Vice President
Name of Lender:	Atrium II
By: /s/ Linda R. Karn
Name: Linda R. Karn Title: Authorized Signatory
Name of Lender:	Atrium III
By: /s/ Linda R. Karn
Name: Linda R. Karn Title: Authorized Signatory
Name of Lender:	Atrium CDO
By: /s/ Linda R. Karn
Name: Linda R. Karn Title: Authorized Signatory
Name of Lender:	Augusta Trading LLC
By: /s/ Anna M. Tallent
Name: Anna M. Tallent Title: Assistant Vice President
Name of Lender:	AVALON CAPITAL LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender
By: /s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager
Name of Lender:	Azure Funding
By: /s/ Eugene Caraus
Name: Eugene Caraus Title: Attorney-in-fact
Name of Lender:	Bank of America, N.A.
By: /s/ Jonathan M. Barnes
Name: Jonathan M. Barnes Title: Associate
Name of Lender:	Big Sky III Senior Loan Trust
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	Birchwood Funding LLC
By: /s/ Anna M. Tallent
Name: Anna M. Tallent Title: Assistant Vice President
Name of Lender:	Black Diamond CLO 2005-1 Ltd.
By: Black Diamond Capital Management, L.L.C. as its Collateral Manager
By: /s/ James J. Zenni, Jr.
Name: James J. Zenni, Jr. Title: President & Managing Partner Black Diamond Capital Management, L.L.C.
Name of Lender:	Black Diamond CLO 2005-2 Ltd.
By: Black Diamond Capital Management, L.L.C. as its Collateral Manager
By: /s/ James J. Zenni, Jr.
Name: James J. Zenni, Jr. Title: President & Managing Partner Black Diamond Capital Management, L.L.C.
Name of Lender:	Blue Mountain CLO Ltd.
By: /s/ Kevin M. Sharkey
Name: Kevin M. Sharkey Title: Operations Manager
Name of Lender:	Boldwater CBNA Loan Funding for itself or as agent for Boldwater CFPI Loan Funding LLC
By: /s/ Mikus N. Kins
Name: Mikus N. Kins Title: Attorney-in-fact
Name of Lender:	Canadian Imperial Bank of Commerce
By: /s/ John O'Dowd
Name: John O'Dowd Title: Authorized Signatory
By: /s/ Shira Aschkenasy
Name: Shira Aschkenasy Title: Authorized Signatory
Name of Lender:	Carlyle High Yield Partners IV, Ltd.
By: /s/ Linda Pace
Name: Linda Pace Title: Managing Director
Name of Lender:	Carlyle High Yield Partners VI, Ltd.
By: /s/ Linda Pace
Name: Linda Pace Title: Managing Director
Name of Lender:	Carlyle High Yield Partners VII, Ltd.
By: /s/ Linda Pace
Name: Linda Pace Title: Managing Director
Name of Lender:	Carlyle Loan Investment, Ltd.
By: /s/ Linda Pace
Name: Linda Pace Title: Managing Director
Name of Lender:	Carlyle Loan Opportunity Fund
By: /s/ Linda Pace
Name: Linda Pace Title: Managing Director
Name of Lender:	Castle Garden Funding
By: /s/ Linda Karn
Name: Linda R. Karn Title: Authorized Signatory
Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender
By: /s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager
Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd. as Term Lender
By: /s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager
Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender
By: /s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager
Name of Lender:	CHAMPLAIN CLO, LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. As Investment Advisor
By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager
By: /s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager
Name of Lender:	Clydesdale CLO 2003, Ltd. By: Nomura Corporate Research and Asset Management Inc. as Collateral Manager
By: /s/ Elizabeth MacLean
Name: Elizabeth MacLean Title: Director
Name of Lender:	Clydesdale CLO 2004, Ltd. By: Nomura Corporate Research and Asset Management Inc. as Collateral Manager
By: /s/ Elizabeth MacLean
Name: Elizabeth MacLean Title: Director
Name of Lender:	Clydesdale CLO 2005, Ltd. By: Nomura Corporate Research and Asset Management Inc. as Collateral Manager
By: /s/ Elizabeth MacLean
Name: Elizabeth MacLean Title: Director
Name of Lender:	Clydesdale Strategic CLO I, Ltd. By: Nomura Corporate Research and Asset Management Inc. as Collateral Manager
By: /s/ Elizabeth MacLean
Name: Elizabeth MacLean Title: Director
Name of Lender:	COSTANTINUS EATON VANCE CDO V, LTD.
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	CS Advisors CLO I Ltd
By: Capital Source Advisors LLC, as Portfolio Manager and its Attorney-in-Fact
By: /s/ Matthew M. Gerdes
Name: Matthew M. Gerdes Title: Vice President
Name of Lender:	CSAM Funding I
By: /s/ Linda R. Karn
Name: Linda R. Karn Title: Authorized Signatory
Name of Lender:	CSAM Funding II
By: /s/ Linda R. Karn
Name: Linda R. Karn Title: Authorized Signatory
Name of Lender:	CSAM Funding III
By: /s/ Linda R. Karn
Name: Linda R. Karn Title: Authorized Signatory
Name of Lender:	CSAM Funding IV
By: /s/ Linda R. Karn
Name: Linda R. Karn Title: Authorized Signatory
Name of Lender:	CSAM Syndicated Loan Fund
By: /s/ Linda R. Karn
Name: Linda R. Karn Title: Authorized Signatory
Name of Lender:	CYPRESSTREE CLAIF FUNDING LLC
By: /s/ Anna M. Tallent
Name: Anna M. Tallent Title: Assistant Vice President
Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate
By: /s/ Nicole D. Kouba
Name: Nicole D. Kouba Title: Vice President
Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate
By: /s/ Nicole D. Kouba
Name: Nicole D. Kouba Title: Vice President
Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate
By: /s/ Nicole D. Kouba
Name: Nicole D. Kouba Title: Vice President
Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate
By: /s/ Nicole D. Kouba
Name: Nicole D. Kouba Title: Vice President
Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate
By: /s/ Nicole D. Kouba
Name: Nicole D. Kouba Title: Vice President
Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate
By: /s/ Nicole D. Kouba
Name: Nicole D. Kouba Title: Vice President
Name of Lender:	Deutsche Bank AG New York Branch
By: DB Services New Jersey, Inc.
By: /s/ Jay Hopkins
Name: Jay Hopkins Title: Assistant Vice President
By: /s/ Alice L. Wagner
Name: Alice L. Wagner Title: Vice President
Name of Lender:	Deutsche Bank Trust Company Americas
By: DB Services New Jersey, Inc.
By: /s/ Jay Hopkins
Name: Jay Hopkins Title: Assistant Vice President

By: /s/ Alice L. Wagner
Name: Alice L. Wagner Title: Vice President
Name of Lender:	DIVERSIFIELD CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Adviser
By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	Dresdner Bank AG, New York and Grand Cayman Branches
By: /s/ Jeannine Amodeo
Name: Jeannine Amodeo Title: Director
By: /s/ Brian Schneider
Name: Brian Schneider Title: Vice President
Name of Lender:	DUNES FUNDING LLC
By: /s/ Anna M. Tallent
Name: Anna M. Tallent Title: Assistant Vice President
Name of Lender:	EAGLE LOAN TRUST
By: Stanfield Capital Partners, LLC as its Collateral Manager
By: /s/ Christopher E. Jansen
Name: Christopher E. Jansen Title: Managing Partner
Name of Lender:	EATON VANCE CDO VI LTD.
By: EATON VANCE CDO VI LTD. AS INVESTMENT ADVISOR
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	EATON VANCE FLOATING-RATE INCOME TRUST
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	EATON VANCE LIMITED DURATION INCOME FUND
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	EATON VANCE SENIOR FLOATING-RATE TRUST
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	EATON VANCE SENIOR INCOME TRUST
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	EATON VANCE SHOT DURATION DIVERSIFIED INCOME FUND
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	EATON VANCE VARIABLE LEVERAGE FUND LTD.
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	ELF Funding Trust III
By: New York Life Investment Management LLC, as Attorney-in-Fact
By: /s/ Robert H. Dial
Name: Robert H. Dial Title: Managing Director
Name of Lender:	Emerald Orchard Limited
By: /s/ Arlene Arellano
Name: Arlene Arellano Title: Loan Officer
Name of Lender:	Employers Insurance Company of Wausau
By: Highland Capital Management, L.P., Its Investment Advisor
By: Strand Advisors, Inc., Its General Partner
By: /s/ Chad Schramek
Name: Chad Schramek Title: Assistant Treasurer of Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	Essex Park CDO Ltd.
By: Blackstone Debt Advisors L.P. As Collateral Manager
By: /s/ Dean T. Criares
Name: Dean T. Criares Title: Sr. Managing Director
Name of Lender:	Evergreen CBNA Loan Funding for itself or as agent for Evergreen CFPI Loan Funding LLC
By: /s/ Mikus N. Kins
Name: Mikus N. Kins Title: Attorney-In-Fact
Name of Lender:	Fairway Loan Funding Company
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar Title: Managing Director
Name of Lender:	First Trust/Highland Capital Floating Rate Income Fund
By: /s/ Mark Okada
Name: Mark Okada Title: Executive Vice President
Name of Lender:	Forest Hills Blocker Ltd.
By: /s/ Jodye N. Anzalotta
Name: Jodye N. Anzalotta Title: Attorney-In-Fact
Name of Lender:	Founders Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager
By: /s/ Michael J. Starshak, Jr.
Name: Michael J. Starshak, Jr. Title: Officer
Name of Lender:	Four Corners CLO II
By: /s/ Matthey Massier
Name: Matthew Massier Title: As Attorney-In-Fact
Name of Lender:	First Trust/Four Corners Senior Floating Rate Income Fund, as Lender
By: Four Corners Capital Management LLC, As Sub-Adviser
By: /s/ Drew Sweeney
Name: Drew Sweeney Title: Senior Vice President
Name of Lender:	Security Income Fund- Income Opportunity Series, as Lender
By: Four Corners Capital Management LLC, As Sub-Adviser
By: /s/ Drew Sweeney
Name: Drew Sweeney Title: Senior Vice President
Name of Lender:	First Trust/Four Corners Senior Floating Rate Income Fund II, as Lender
By: Four Corners Capital Management LLC, As Sub-Adviser
By: /s/ Drew Sweeney
Name: Drew Sweeney Title: Senior Vice President
Name of Lender:	Four Corners CLO 2005-I, LTD., as Lender
By: Four Corners Capital Management LLC, As Collateral Manager
By: /s/ Drew Sweeney
Name: Drew Sweeney Title: Senior Vice President
Name of Lender:	Fortress Portfolio Trust, as Lender
By: Four Corners Capital Management LLC, As Investment Manager
By: /s/ Drew Sweeney
Name: Drew Sweeney Title: Senior Vice President
Name of Lender:	Franklin CLO II, Limited
By: /s/ Alex Guang Yu
Name: Alex Guang Yu Title: Authorized Signatory
Name of Lender:	Franklin CLO IV, Limited
By: /s/ Alex Guang Yu
Name: Alex Guang Yu Title: Authorized Signatory
Name of Lender:	Franklin CLO V, Limited
By: /s/ Alex Guang Yu
Name: Alex Guang Yu Title: Authorized Signatory
Name of Lender:	Franklin Floating Rate Daily Access Fund
By: /s/ Richard Hsu
Name: Richard Hsu Title: Asst. Vice President
Name of Lender:	Franklin Floating Rate Master Series
By: /s/ Richard Hsu
Name: Richard Hsu Title: Asst. Vice President
Name of Lender:	Franklin Strategic Income Fund (Canada)
By: /s/ Richard Hsu
Name: Richard Hsu Title: Asst. Vice President
Name of Lender:	Franklin Strategic Series-Frankin Strategic Income Fund
By: /s/ Richard Hsu
Name: Richard Hsu Title: Asst. Vice President
Name of Lender:	Franklin Templeton Lim. Duration Income Trust
By: /s/ Richard Hsu
Name: Richard Hsu Title: Asst. Vice President
Name of Lender:	Franklin Templeton Variable Insurance Products Trust- Franklin Strategic Income Securities Fund
By: /s/ Richard Hsu
Name: Richard Hsu Title: Asst. Vice President
Name of Lender:	FRASER SULLIVAN CLO I, LTD.
By: Fraser Sullivan Investment Management, LLC, as Ramp Up Investment Manager
By: /s/ John W. Fraser
Name: John W. Fraser Title: Managing Partner
Name of Lender:	Galaxy III CLO, Ltd.
By: AIG Global Investment Corp. its Collateral Manager
By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director
Name of Lender:	Galaxy IV CLO, Ltd.

By: AIG Global Investment Corp. its Collateral Manager
By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter Title: Managing Director
Name of Lender:	Galaxy V CLO, Ltd.
By: AIG Global Investment Corp. its Collateral Manager
By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter Title: Managing Director
Name of Lender:	Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp. its Collateral Manager
By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter Title: Managing Director
Name of Lender:	Gleneagles CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
By: /s/ Chad Schramek
Name: Chad Schramek
Title: Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	Global Enhanced Loan Fund S.A.
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar Title: Managing Director
Name of Lender:	Grand Central Asset Trust, ARL Series
By: /s/ Mikus N. Kins
Name: Mikus N. Kins Title: Attorney-in-fact
Name of Lender:	Grand Central Asset Trust, BDC Series
By: /s/ Mikus N. Kins
Name: Mikus N. Kins Title: Attorney-in-fact
Name of Lender:	Grand Central Asset Trust, HLD Series
By: /s/ Mikus N. Kins
Name: Mikus N. Kins Title: Attorney-in-fact
Name of Lender:	Grand Central Asset Trust, SOLA Series
By: /s/ Mikus N. Kins
Name: Mikus N. Kins Title: Attorney-in-fact
Name of Lender:	Grayson & Co By: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	Hanover Square CLO Ltd.
By: Blackstone Debt Advisors L.P. as Collateral Manager
By: /s/ Dean T. Criares
Name: Dean T. Criares Title: Sr. Managing Director
Name of Lender:	HARBOUR TOWN FUNDING LLC
By: /s/ Anna M. Tallent
Name: Anna M. Tallent Title: Assistant Vice President
Name of Lender:	Hewett's Island CLO II, Ltd.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager
By: /s/ Preston I. Carnes
Name: Preston I. Carnes Title: Managing Director
Name of Lender:	Hewett's Island CLO III, Ltd.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager
By: /s/ Robert Weeden
Name: Robert Weeden Title: Managing Director
Name of Lender:	Hewett's Island CLO IV, Ltd.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager
By: /s/ Robert Weeden
Name: Robert Weeden Title: Managing Director
Name of Lender:	Hibiscus CBNA Loan Funding LLC, for itself or as agent for Hibiscus CFPI Loan Funding LLC
By: /s/ Mikus N. Kins
Name: Mikus N. Kins Title: Attorney-in-fact
Name of Lender:	Highland Credit Opps CDO Ltd.
By: /s/ Darron Britt
Name: Darron Britt Title: Attorney-in-fact
Name of Lender:	Highland Floating Rate Advantage Fund
By: /s/ Mark Okada
Name: Mark Okada Title: Executive Vice President
Name of Lender:	Highland Floating Rate LLC
By: /s/ Mark Okada
Name: Mark Okada Title: Executive Vice President
Name of Lender:	Highland Loan Funding V Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
By: /s/ Chad Schramek
Name: Chad Schramek Title: Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	ING Capital LLC
By: /s/ Neil De La Cruz
Name: Neil De La Cruz Title: Director
Name of Lender:	INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED
By: /s/ Martha Hadeler
Name: Martha Hadeler Title: Managing Director
By: /s/ John Frabotta
Name: John Frabotta Title: Managing Director
Name of Lender:	By: Jasper CLO Ltd.
By: Highland Capital Management, L.P., As Collateral Manager Strand Advisors, Inc., Its General Partner
By: /s/ Chad Schramek
Name: Chad Schramek Title: Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors
By: /s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager
Name of Lender:	Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors
By: /s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager
Name of Lender:	KATONAH V, LTD.
By: INVESCO Senior Secured Management, Inc. As Investment Manager

By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	Key Bank National Association

By: /s/ Carla Laning
Name: Carla Laning Title: Vice President
Name of Lender:	Kitty Hawk Trust

By: /s/ Kevin Egar
Name: Kevin Egar Title: Executive Director
Name of Lender:	KKR Financial CLO 2005-1, Ltd.
KKR Financial CLO 2005-2, Ltd.

By: /s/ Stefanie Rosenberg
Name: Stefanie Rosenberg Title: Authorized Signatory
Name of Lender:	KNIGHT CBNA LOAN FUNDING KNIGHT CFPI LOAN FUNDING LLC Knight CBNA Loan Funding LLC, for itself or as Agent for Knight CFPI Loan Funding LLC
By: /s/ Matthew Massier
Name: Matthew Massier Title: As Attorney In Fact
Name of Lender:	KZH Soleil LLC

By: /s/ Wai Kee Lee
Name: Wai Kee Lee Title: Authorized Agent
Name of Lender:	KZH Soleil-2 LLC

By: /s/ Wai Kee Lee
Name: Wai Kee Lee Title: Authorized Agent
Name of Lender:	Lafayette Square CDO Ltd. for itself or as agent for Lafayette Square CDO Ltd.

By: /s/ Dean T. Criares
Name: Dean T. Criares Title: Sr. Managing Director
Name of Lender:	Landmark VI CDO Limited

By: /s/ John J. D'Angelo
Name: John J. D'Angelo Title: Authorized Signatory
Name of Lender:	LATITUDE CLO I LTD

By: /s/ Kirk Wallace
Name: Kirk Wallace Title: Vice President
Name of Lender:	Liberty CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Chad Schramek
Name: Chad Schramek Title: Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	Liberty Mutual Fire Insurance Company

By: Highland Capital Management, L.P. Its Investment Advisor

By: Strand Advisors, Inc., its General Partner

By: /s/ Chad Schramek
Name: Chad Schramek Title: Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	Liberty Mutual Insurance Company.
By: Highland Capital Management, L.P. Its Investment Advisor

By: Strand Advisors, Inc., its General Partner

By: /s/ Chad Schramek
Name: Chad Schramek Title: Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	Light Point CLO 2004-1 Ltd.

Name of Lender:	Premium Loan Trust I, Ltd.

Name of Lender:	Light Point CLO III, Ltd.

Name of Lender:	Light Point CLO IV, Ltd.

Name of Lender:	Light Point CLO V, Ltd.

By: /s/ Timothy S. Van Kirk
Name: Timothy S. Van Kirk Title: Managing Director
Name of Lender:	Loan Funding III LLC
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar Title: Managing Director
Name of Lender:	Loan Funding IV LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
By: /s/ Chad Schramek
Name: Chad Schramek Title: Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	Loan Funding VI LLC, for itself or as agent for Corporate Loan Funding VI LLC
By: /s/ Dean T. Criares
Name: Dean T. Criares Title: Sr. Managing Director
Name of Lender:	Loan Funding VII LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
By: /s/ Chad Schramek
Name: Chad Schramek Title: Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	Loan Funding IX LLC, For itself or as agent for Corporate Loan Funding IX LLC
By: INVESCO Senior Secured Management, Inc, As Portfolio Manager

By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	Sankaty Advisors, LLC, as Collateral Manager for Loan Funding XI LLC, as Term Lender
By: /s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager
Name of Lender:	Loan Star State Trust
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its Investment Advisor
By: /s/ Chad Schramek
Name: Chad Schramek Title: Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	Long Lane Master Trust IV
By: /s/ Anna M. Tallent
Name: Anna M. Tallent Title: Authorized Agent
Name of Lender:	Madison Park Funding I, Ltd
By: /s/ Linda R. Karn
Name: Linda R. Karn Title: Authorized Signatory
Name of Lender:	MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.
By: New York Life Investment Management LLC

By: /s/ Robert H. Dial
Name: Robert H. Dial Title: Managing Director
Name of Lender:	MainStay VP Floating Rate Portfolio, a series of MainStay VP Series Fund, Inc.

By: New York Life Investment Management LLC

By: /s/ Robert H. Dial
Name: Robert H. Dial Title: Managing Director
Name of Lender:	Marathon CLO I LTD.
By: /s/ Louis T. Hanover
Name: Louis T. Hanover Title: Authorized Signatory
Name of Lender:	Marathon CLO II LTD.
By: /s/ Louis T. Hanover
Name: Louis T. Hanover Title: Authorized Signatory
Name of Lender:	Marathon Special Opportunity Master Fund, LTD
By: /s/ Louis T. Hanover
Name: Louis T. Hanover Title: Authorized Signatory
Name of Lender:	Metropolitan West Asset Mgmt High Yield Bond Fund
By: /s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl Title: CFO
By: Metropolitan West Asset Management, LLC, Joseph D. Hattesohl CFO
Name of Lender:	MFS Floating Rate High Income Fund

By: /s/ Philip Robbins
Name: Philip Robbins Title: Vice President
Name of Lender:	MFS Floating Rate Income Fund
By: /s/ Philip Robbins
Name: Philip Robbins Title: Vice President
Name of Lender:	Monument Park CDO Ltd.

By: Blackstone Debt Advisors L.P. As Collateral Manager
By: /s/ Dean T. Criares
Name: Dean T. Criares Title: Sr. Managing Director
Name of Lender:	Morgan Stanley Prime Income Trust
By: /s/ Kevin Egan
Name: Kevin Egan Title: Executive Director
Name of Lender:	MOSELLE CLO S.A.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	MSIM Croton Ltd.
By: /s/ Kevin Egan
Name: Kevin Egan Title: Executive Director
Name of Lender:	Mt. Wilson CLO, Ltd.
By: /s/ Timothy J. Settel
Name: Timothy J. Settel Title: Authorized Signatory
Name of Lender:	Nantucket CLO I Ltd.
By: Fortis Investment Management USA, Inc.,
as Attorney-in-Fact
By: /s/ Jeffrey Megar
Name: Jeffrey Megar Title: Vice President
Name of Lender:	NAUTIQUE FUNDING LTD.

By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	NORAM Senior Loan Trust 2005

By: NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

By: /s/ Elizabeth MacLean
Name: Elizabeth MacLean Title: Director
Name of Lender:	New York Life Insurance and Annuity Corporation

By: New York Life Investment Management LLC,
its Investment Manager

By: /s/ Robert H. Dial
Name: Robert H. Dial Title: Managing Director
Name of Lender:	New York Life Insurance Company

By: /s/ Robert H. Dial
Name: Robert H. Dial Title: Vice President
Name of Lender:	NobHill CLO, Limited

By: /s/ Bradley Kane
Name: Bradley Kane Title: PM

Name of Lender:	Nomura Bond & Loan Fund

By: UFJ Trust Bank Limited as Trustee
By: Nomura Corporate Research and Asset Management, Inc. Attorney in Fact
By: /s/ Elizabeth MacLean
Name: Elizabeth MacLean Title: Director
Name of Lender:	THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company, N.A. as Fiduciary Custodian

By: Eaton Vance Management, Attorney-in-fact

By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	NYLIM Flatiron CLO 2003-1 Ltd.

By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-fact

By: /s/ Robert H. Dial
Name: Robert H. Dial Title: Managing Director
Name of Lender:	NYLIM Flatiron CLO 2004-1 Ltd.

By: New York Life Investment Management LLC, as Collateral Management and Attorney-in-fact

By: /s/ Robert H. Dial
Name: Robert H. Dial Title: Managing Director
Name of Lender:	NYLIM Flatiron CLO 2005-1 Ltd.

By: New York Life Investment Management LLC, as Collateral Management and Attorney-in-fact

By: /s/ Robert H. Dial
Name: Robert H. Dial Title: Managing Director
Name of Lender:	NYLIM Institutional Floating Rate Fund L.P.

By: New York Life Investment Management LLC, its Investment Manager

By: /s/ Robert H. Dial
Name: Robert H. Dial Title: Managing Director
Name of Lender:	OAK HILL CREDIT PARTNERS I, LIMITED

By: Oak Hill CLO Management I, LLC
As Investment Manager

By: /s/ Scott D. Krase
Name: Scott D. Krase Title: Authorized Person
Name of Lender:	OAK HILL CREDIT PARTNERS II, LIMITED

By: Oak Hill CLO Management II, LLC
As Investment Manager

By: /s/ Scott D. Krase
Name: Scott D. Krase Title: Authorized Person
Name of Lender:	OAK HILL CREDIT PARTNERS III, LIMITED

By: Oak Hill CLO Management III, LLC
As Investment Manager
By: /s/ Scott D. Krase
Name: Scott D. Krase Title: Authorized Person
Name of Lender:	OAK HILL CREDIT PARTNERS IV, LIMITED

By: Oak Hill CLO Management IV, LLC
As Investment Manager

By: /s/ Scott D. Krase
Name: Scott D. Krase Title: Authorized Person
Name of Lender:	OAK HILL SECURITIES FUND, L.P.

By: Oak Hill Securities GenPar, L.P.
its General Partner

By: Oak Hill Securities MGP, Inc.
its General Partner

By: /s/ Scott D. Krase
Name: Scott D. Krase Title: Vice President
SMBC MVI SPC,
on behalf of and for the account of Segregated Portfolio No. 1
By: Oak Hill Separate Account Management I, LLC
As Investment Manager
Name: Scott D. Krase Title: Authorized Person
Name of Lender:	OAK HILL SECURITIES FUND II, L.P.

By: Oak Hill Securities GenPar II, L.P.
its General Partner

By: Oak Hill Securities MGP II, Inc.,
its General Partner

By: /s/ Scott D. Krase
Name: Scott D. Krase Title: Vice President
Name of Lender:	Oligra 43

By: /s/ Karen Thompson
Name: Karen Thompson Title: Loans Officer
Name of Lender:	Pacifica CDO II, Ltd.

By: /s/ Amy Adler
Name: Amy Adler Title: Associate
Name of Lender:	Pacifica CDO III, Ltd.

By: /s/ Amy Adler
Name: Amy Adler Title: Associate
Name of Lender:	Pacifica CDO IV, Ltd.

By: /s/ Amy Adler
Name: Amy Adler Title: Associate
Name of Lender:	Pacifica CDO V, Ltd.

By: /s/ Amy Adler
Name: Amy Adler Title: Associate
Name of Lender:	PETRUSSE EUROPEAN CLO S.A.

By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	PIMCO Floating Income Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
By: /s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar Title: Managing Director
Name of Lender:	PIMCO Floating Rate Strategy Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
By: /s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar Title: Managing Director
Name of Lender:	Pioneer Floating Rate Trust

By: /s/ Mark Okada
Name: Mark Okada Title: Executive Vice President
Name of Lender:	PPM MONARCH BAY FUNDING LLC

By: /s/ Anna M. Tallent
Name: Anna M. Tallent Title: Assistant Vice President
Name of Lender:	PPM SHADOW CREEK FUNDING LLC

By: /s/ Anna M. Tallent
Name: Anna M. Tallent Title: Assistant Vice President
Name of Lender:	PPM SPYGLASS FUNDING TRUST

By: /s/ Anna M. Tallent
Name: Anna M. Tallent Title: Authorized Agent
Name of Lender:	Prospect Park CDO Ltd.

Blackstone Debt Advisors L.P.
As Collateral Manager

By: /s/ Dean T. Criares
Name: Dean T. Criares Title: Sr. Managing Director
Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By: /s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager
Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By: /s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager
Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Ltd, as Term Lender

By: /s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager
Name of Lender:	Raven Credit Opportunities Master Fund Ltd

By: /s/ Kevin Gerlitz
Name: Kevin Gerlitz Title: CFO/COO
Name of Lender:	RED FOX FUNDING LLC

By: /s/ Anna M. Tallent
Name: Anna M. Tallent Title: Assistant Vice President
Name of Lender:	Retail Investors II Trust

By: Wilmington Trust Company,
not in its individual capacity, but solely as Owner Trustee

By: /s/ Joseph B. Feil
Name: Joseph B. Feil Title: Assistant Vice President
Name of Lender:	RIVIERA FUNDING LLC

By: /s/ Anna M. Tallent
Name: Anna M. Tallent Title: Assistant Vice President
Name of Lender:	Rockwall CDO LTD.

By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., its General Partner
By: /s/ Chad Schramek
Name: Chad Schramek Title: Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	Rosedale CLO, Ltd.
By: Princeton Advisory Group Inc., the Collateral Manager acting as attorney
By: /s/ Jennifer Wright
Name: Jennifer Wright Title: Vice President
Name of Lender:	SAGAMORE CLO LTD.
INVESCO Senior Secured Management, Inc.
As Collateral Manager

By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc.
As Asset Manager

By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	Saturn Trust

By: AIG Global Investment Corp., Inc.,
its Investment Advisor

By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter Title: Managing Director
Name of Lender:	SEI GLOBAL MASTER FUND HIGH YIELD
Metropolitan West Asset Management, LLC, as agent Joseph D. Hattesohl CFO
By: /s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl Title: CFO
Name of Lender:	SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND FUND
Metropolitan West Asset Management, LLC, as agent
Joseph D. Hattesohl
CFO
By: /s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl Title: CFO
Name of Lender:	Seix Structured Products LLC, mv1

By: /s/ George Goudelias
Name: George Goudelias Title: Managing Director
Name of Lender:	Seminole Funding LLC
By: /s/ Anna M. Tallent
Name: Anna M. Tallent Title: Assistant Vice President
Name of Lender:	SENIOR DEBT PORTOLIO by: Boston Management and Research as Investment Advisor
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	SEQUILS-LIBERTY, LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By: /s/ Joseph Rotondo
Name: Joseph Rotondo Title: Authorized Signatory
Name of Lender:	SOL Loan Funding LLC for itself or as agent for SOL2 Loan Funding LLC
By: /s/ Mikus N. Kins
Name: Mikus N. Kins Title: Attorney-in-fact
Name of Lender:	Southfork CLO, Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors Inc., Its General Partner
By: /s/ Chad Schramek
Name: Chad Schramek Title: Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Name of Lender:	Southport CLO, Limited Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar Title: Managing Director
Name of Lender:	Sovereign Bank
By: /s/ Kenneth Weber
Name: Kenneth Weber Title: Senior Vice President
Name of Lender:	Stanfield Arbitrage CDO, Ltd. By: Stanfield Capital Partners LLC as its Collateral Manager
By: /s/ Christopher E. Jansen
Name: Christopher E. Jansen Title: Managing Partner
Name of Lender:	Stanfield AZURE CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager
By: /s/ Christopher E. Jansen
Name: Christopher E. Jansen Title: Managing Partner
Name of Lender:	Stanfield Bristol CLO, Ltd. By: Stanfield Capital Partners LLC as its Collateral Manager
By: /s/ Christopher E. Jansen
Name: Christopher E. Jansen Title: Managing Partner
Name of Lender:	Stanfield Carrera CLO Ltd. By: Stanfield Capital Partners LLC as its Asset Manager
By: /s/ Christopher E. Jansen
Name: Christopher E. Jansen Title: Managing Partner
Name of Lender:	Stanfield Modena CLO, Ltd. By: Stanfield Capital Partners, LLC as its Asset Manager
By: /s/ Christopher E. Jansen
Name: Christopher E. Jansen Title: Managing Partner
Name of Lender:	Stanfield Quattro CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager
By: /s/ Christopher E. Jansen
Name: Christopher E. Jansen Title: Managing Partner
Name of Lender:	Stanfield Vantage CLO, Ltd. By: Stanfield Capital Partners, LLC as its Asset Manager
By: /s/ Christopher E. Jansen
Name: Christopher E. Jansen Title: Managing Partner
Name of Lender:	Stonegate CLO I, Ltd. By: Stonegate Capital Management, LLC as Collateral Manager
By: /s/ Brian L. Hessel, CFA
Name: Brian L. Hessel, CFA Title: Managing Partner Stonegate Capital Management, LLC
Name of Lender:	SunAmerica Senior Floating Rate Fund, Inc, By: AIG Global Investment Corp., Investment Sub-Adviser
By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter Title: Managing Director
Name of Lender:	TOLLI & CO By: Eaton Vance Management, As Investment Advisor
By: /s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President
Name of Lender:	TORONTO DOMINION (NEW YORK), LLC
By: /s/ Masood Fikree
Name: Masood Fikree Title: Authorized Signatory
Name of Lender: By:	Trimaran CLO V Ltd. Trimaran Advisors, L.L.C.
By: /s/ David M. Millison
Name: David M. Millison Title: Managing Director
Name of Lender: By:	Trimaran CLO IV Ltd. Trimaran Advisors, L.L.C.
By: /s/ David M. Millison
Name: David M. Millison Title: Managing Director
Name of Lender:	UBS AG, Stamford Branch
By: /s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director Banking Products Services, US
By: /s/ Toba Lumbantobing
Name: Toba Lumbantobing Title: Associate Director Banking Products Services, US
Name of Lender:	ULT CBNA Loan Funding LLC for itself or as agent for ULT CFPI Loan Funding LLC
By: /s/ Mikus N. Kins
Name: Mikus N. Kins Title: Attorney-in-fact
Name of Lender:	VAN KAMPEN SENIOR INCOME TRUST Van Kampen Asset Management
By: /s/ Robert P. Drobny
Name: Robert P. Drobny Title: Vice President
Name of Lender:	VAN KAMPEN SENIOR LOAN FUND Van Kampen Asset Management
By: /s/ Robert P. Drobny
Name: Robert P. Drobny Title: Vice President
Name of Lender:	Venture ODO 2002 Limited By its investment advisor, MJX Asset Management LLC
By: /s/ Martin Davey
Name: Martin Davey Title: Managing Director
Name of Lender:	Venture II ODO 2002 Limited By its investment advisor, MJX Asset Management LLC
By: /s/ Martin Davey
Name: Martin Davey Title: Managing Director
Name of Lender:	Venture III CDO Limited By its investment advisor, MJX Asset Management LLC
By: /s/ Martin Davey
Name: Martin Davey Title: Managing Director
Name of Lender:	Venture IV CDO Limited By its investment advisor, MJX Asset Management LLC
By: /s/ Martin Davey
Name: Martin Davey Title: Managing Director
Name of Lender:	Venture V CDO Limited By its investment advisor, MJX Asset Management LLC
By: /s/ Martin Davey
Name: Martin Davey Title: Managing Director
Name of Lender:	Vista Leveraged Income Fund By its investment advisor, MJX Asset Management LLC
By: /s/ Martin Davey
Name: Martin Davey Title: Managing Director
Name of Lender: By:	Waveland-INGOTS, LTD. Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar Title: Managing Director
Name of Lender:	WB Loan Funding 1, LLC
By: /s/ Diana M. Himes
Name: Diana M. Himes Title: Associate
Name of Lender:	WB Loan Funding 5, LLC
By: /s/ Diana M. Hines
Name: Diana M. Hines Title: Associate
Name of Lender:	Wells Fargo Advantage Short Term High Yield Bond Fund By: Wells Capital Management, Inc.
By: /s/ Gilbert L. Southwell, III
Name: Gilbert L. Southwell, III Title: Vice President
Name of Lender:	Western Asset Floating Rate High Income Fund, LLC
By: /s/ Timothy J. Settel
Name: Timothy J. Settel Title: Authorized Signatory
Name of Lender:	Windsor Loan Funding, Limited By: Stanfield Capital Partners LLC as its Investment Manager
By: /s/ Christopher E. Jansen
Name: Christopher E. Jansen Title: Managing Partner
Name of Lender:	Wrigley CDO, Ltd. By: Pacific Investment Management Company, LLC, as its Investment Advisor
By: /s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar Title: Managing Director